                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 1, 1998

                           TARPON COAST BANCORP, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)

          Florida                      333-39609               65-0772718
   ----------------------------       -----------           ----------------
   (State or other jurisdiction       (Commission             (IRS employer
       of incorporation)               file number)         identification no.)



               1490 Tamiami Trail, Port Charlotte, Florida       33948
               -------------------------------------------    ----------
                 (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (941) 629-8111



                                 Not Applicable
----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. - Other Events

Effective June 1, 1998, Tarpon Coast National Bank, a wholly-owned subsidiary of the registrant (the "Bank"), received federal regulatory approval from the Office of the Comptroller of the Currency to commence its banking operations. In addition, the Bank received its deposit insurance certificate from the Federal Deposit Insurance Corporation also effective June 1, 1998. The Bank commenced its operations on such date.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TARPON COAST BANCORP, INC.

                                        By: /s/ Lewis S. Albert
                                           ------------------------
                                                Lewis S. Albert
                                                Chairman and Chief
                                                  Executive Officer


Date:  June 15, 1998